Earnings Summary July 31, 2024 Second Quarter 2024 Exhibit 99.2

This news release contains “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements about fluctuations in demand for semiconductors; global economic uncertainty and the risks inherent in operating a global business; supply chain matters; inflationary pressures; future period guidance or projections; the Company’s performance relative to its markets, including the drivers of such performance; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; the focus of the Company’s engineering, research and development projects; the Company’s ability to obtain, protect and enforce intellectual property rights; information technology risks; the Company’s ability to execute on our business strategies, including the Company’s expansion of its manufacturing presence in Taiwan and in Colorado Springs; the Company’s capital allocation strategy, which may be modified at any time for any reason, including with respect to share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions and divestitures the Company has made and commercial partnerships the Company has established, including the acquisition of CMC Materials, Inc. (now known as CMC Materials LLC) (“CMC Materials”); the amount of goodwill we carry on our balance sheets; key employee retention; future capital and other expenditures, including estimates thereof; the Company’s expected tax rate; the impact, financial or otherwise, of any organizational changes or changes in the legal and regulatory environment in which we operate; the impact of accounting pronouncements; quantitative and qualitative disclosures about market risk; climate change and our environmental, social and governance commitments; and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this news release, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the level of, and obligations associated with, the Company’s indebtedness, including the debts incurred in connection with the acquisition of CMC Materials; risks related to the acquisition and integration of CMC Materials, including the ability to achieve the anticipated value-creation contemplated by the acquisition of CMC Materials; raw material shortages, supply and labor constraints, price increases, inflationary pressures and rising interest rates; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; substantial competition; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; the impact of regional and global instabilities, hostilities and geopolitical uncertainty, including, but not limited to, the ongoing conflicts between Ukraine and Russia, between Israel and Hamas and other tensions in the Middle East, as well as the global responses thereto; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws, restrictions and changes to national security and international trade policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; and other risk factors and additional information described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on February 15, 2024, and in the Company’s other SEC filings. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates. This presentation contains references to "Adjusted Net Sales ", “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” “Non-GAAP Tax Rate,” “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share,” “Free Cash Flow,” and other measures that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP measure can be found attached to this presentation. 2 Safe Harbor

3 $ in millions, except per share data 2Q24 2Q23 1Q24 2Q24 over 2Q23 2Q24 over 1Q24 Net Sales $812.7 $901.0 $771.0 (9.8%) 5.4% Gross Margin 46.2% 42.6% 45.6% Operating Expenses $245.7 $116.6 $234.2 110.7% 4.9% Operating Income $130.1 $267.6 $117.6 (51.4%) 10.6% Operating Margin 16.0% 29.7% 15.3% Tax Rate 9.0% (9.1%) 7.1% Net Income $67.7 $197.6 $45.3 (65.7%) 49.4% Diluted Earnings Per Common Share $0.45 $1.31 $0.30 (65.6%) 50.0% Summary – Consolidated Statement of Operations GAAP

Summary – Consolidated Statement of Operations Non-GAAP[1]

$ in millions, except per share data	2Q24	2Q23	1Q24	2Q24 over 2Q23	2Q24 over 1Q24
Net Sales	$812.7	$901.0	$771.0	(9.8%)	5.4%
Adjusted Gross Margin – as a % of Net Sales	46.2%	42.6%	45.6%		
Non-GAAP Operating Expenses[2]	$196.9	$183.2	$173.7	7.5%	13.4%
Adjusted Operating Income	$178.9	$200.9	$178.1	(11.0%)	0.4%
Adjusted Operating Margin	22.0%	22.3%	23.1%		
Non-GAAP Tax Rate[3]	13.6%	16.3%	14.1%		
Non-GAAP Net Income[4]	$107.1	$99.6	$103.8	7.5%	3.2%
Diluted Non-GAAP Earnings Per Common Share	$0.71	$0.66	$0.68	7.6%	4.4%
Adjusted EBITDA	$226.3	$244.6	$223.4	(7.5%)	1.3%
Adjusted EBITDA – as a % of Net Sales	27.8%	27.2%	29.0%		

1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2.Excludes amortization expense, deal and transaction costs, integration costs, goodwill impairment, restructuring costs, impairment of long-lived assets and loss (gain) on sale of certain businesses and held-for-sale assets. 3.Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 4. Excludes the items noted in footnotes 2 and 3, interest expense, net, Infineum termination fee, loss on extinguishment of debt and modification, and the tax effect of non-GAAP adjustments. As a result of displaying amounts in millions, rounding differences may exist in the tables.

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Entegris

5 $ in millions 2Q24 2Q23 1Q24 2Q24 over 2Q23 2Q24 over 1Q24 Adjusted Net Sales $812.7 $765.8 $737.1 6.1% 10.3% Adjusted Gross Margin % 46.2% 45.6% 46.1% Non-GAAP Operating Expenses $196.9 $177.1 $171.8 11.2% 14.6% Adjusted Operating Income $178.9 $172.4 $167.7 3.8% 6.7% Adjusted Operating Margin 22.0% 22.5% 22.8% Adjusted EBITDA $226.3 $215.0 $213.1 5.3% 6.2% Adjusted EBITDA Margin 27.8% 28.1% 28.9% Summary – Consolidated Statement of Operations (excluding divestitures)1,2 Non-GAAP 1.Excludes the impact of divestitures of the Electronic Chemicals ("EC"), QED, and the Pipeline and Industrial Materials ("PIM") businesses and termination of alliance agreement with MacDermid Enthone. 2.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. As a result of displaying amounts in millions, rounding differences may exist in the tables. . Excluding Divestitures

6 1. Excludes the impact of divestitures of the Electronic Chemicals ("EC"), QED, and the Pipeline and Industrial Materials ("PIM") businesses and termination of the alliance agreement with MacDermid Enthone. 2. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. As a result of displaying amounts in millions, rounding differences may exist in the tables. . Adjusted sales (ex. divestitures) increase (SEQ), was driven primarily by CMP slurries and Pads (benefiting from improving trends in memory), specialty coatings and etching chemistries. Segment profit margin (adjusted and ex. divestitures) increase (SEQ), was driven by higher sales volumes, partially offset by increased R&D spending. $ in millions 2Q24 2Q23 1Q24 2Q24 over 2Q23 2Q24 over 1Q24 Net Sales $342.3 $440.6 $350.0 (22.3%) (2.2%) Adjusted Net Sales (ex. divestitures)1 $342.3 $305.4 $316.1 12.1% 8.3% Segment Profit $70.3 $215.7 $67.1 (67.4%) 4.8% Segment Profit Margin 20.5% 49.0% 19.2% Adj. Segment Profit2 $70.8 $75.9 $75.2 (6.7%) (5.9%) Adj. Segment Profit Margin2 20.7% 17.2% 21.5% Adj. Segment Profit Margin (ex. divestitures)1 20.7% 15.5% 20.5% Materials Solutions (MS) 2Q24 Highlights

7 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. As a result of displaying amounts in millions, rounding differences may exist in the tables. Microcontamination Control (MC) $ in millions 2Q24 2Q23 1Q24 2Q24 over 2Q23 2Q24 over 1Q24 Net Sales $293.8 $283.6 $267.9 3.6% 9.7% Segment Profit $93.7 $100.7 $86.6 (7.0%) 8.2% Segment Profit Margin 31.9% 35.5% 32.3% Adj. Segment Profit1 $93.7 $100.7 $86.6 (7.0%) 8.2% Adj. Segment Profit Margin1 31.9% 35.5% 32.3% 2Q24 Highlights Sales increase (SEQ), was driven by most major product lines, including gas purification, liquid filtration, and gas filtration. Segment profit margin (adjusted) decline (SEQ), was primarily driven by lower volume and increased investment in R&D.

8 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. As a result of displaying amounts in millions, rounding differences may exist in the tables. Advanced Materials Handling (AMH) $ in millions 2Q24 2Q23 1Q24 2Q24 over 2Q23 2Q24 over 1Q24 Net Sales $188.2 $190.4 $162.9 (1.2%) 15.5% Segment Profit $29.0 $35.8 $24.6 (19.0%) 17.9% Segment Profit Margin 15.4% 18.8% 15.1% Adj. Segment Profit1 $29.0 $35.8 $24.6 (19.0%) 17.9% Adj. Segment Profit Margin1 15.4% 18.8% 15.1% Sales increase (SEQ), was driven primarily by a rebound in CAPEX driven solutions – led by FOUPs, sensing & control and fluid handling products. Segment profit margin (adjusted) increase (SEQ), was primarily driven by higher sales volumes. 2Q24 Highlights

9 $ in millions 2Q24 2Q23 1Q24 $ Amount % Total $ Amount % Total $ Amount % Total Cash, Cash Equivalents & Restricted Cash $320.0 3.8% $567.0 5.7% $340.7 4.1% Accounts Receivable, net $457.1 5.5% $436.0 4.4% $424.5 5.1% Inventories, net $633.4 7.6% $740.4 7.5% $625.7 7.5% Net PP&E $1,495.1 17.9% $1,364.8 13.8% $1,473.8 17.6% Total Assets $8,336.6 $9,913.0 $8,364.7 Accounts Payable $141.6 1.7% $132.2 1.3% $131.2 1.6% Other Current Liabilities $298.3 3.6% $514.1 5.2% $338.8 4.1% Long-term Debt $4,122.2 49.4% $5,492.0 55.4% $4,172.9 49.9% Total Liabilities $4,834.2 58.0% $6,560.8 66.2% $4,934.6 59.0% Total Shareholders’ Equity $3,502.4 42.0% $3,352.2 33.8% $3,430.2 41.0% Summary – Balance Sheet Items As a result of displaying amounts in millions, rounding differences may exist in the tables.

10 $ in millions 2Q24 2Q23 1Q24 Beginning Cash Balance $340.7 $709.0 $456.9 Cash provided by operating activities 111.2 127.0 147.2 Capital expenditures (59.3) (116.1) (66.6) Proceeds from long-term debt — — 224.5 Payments on long-term debt (55.0) (311.5) (643.3) Proceeds from sale of businesses — 0.8 249.6 Payments for dividends (15.1) (15.0) (15.3) Proceeds from termination of alliance agreement — 169.3 — Other investing activities — 0.3 (1.9) Other financing activities 0.1 14.3 (5.8) Effect of exchange rates (2.7) (11.1) (4.6) Ending Cash Balance $320.0 $567.0 $340.7 Free Cash Flow1 $51.9 $11.0 $80.6 Cash Flows 1. Equals cash from operations less capital expenditures. As a result of displaying amounts in millions, rounding differences may exist in the tables.

11 GAAP $ in millions, except per share data 3Q24 Guidance 2Q24 Actual 1Q24 Actual Net Sales $820 - $840 $812.7 $771.0 Operating Expenses $238 - $242 $245.7 $234.2 Net Income $78 - $85 $67.7 $45.3 Diluted Earnings per Common Share $0.51 - $0.56 $0.45 $0.30 Operating Margin 17.0% - 18.2% 16.0% 15.3% Non-GAAP $ in millions, except per share data 3Q24 Guidance 2Q24 Actual 1Q24 Actual Net Sales $820 - $840 $812.7 $771.0 Non-GAAP Operating Expenses1 $191 - $195 $196.9 $173.7 Non-GAAP Net Income1 $114 - $121 $107.1 $103.8 Diluted non-GAAP Earnings per Common Share1 $0.75 - $0.80 $0.71 $0.68 Adjusted EBITDA Margin 28.5% - 29.5% 27.8% 29.0% Outlook 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. As a result of displaying amounts in millions, rounding differences may exist in the tables.

Entegris®, the Entegris Rings Design®, and other product names are trademarks of Entegris, Inc. as listed on entegris.com/trademarks. All product names, logos, and company names are trademarks or registered trademarks of their respective owners. Use of them does not imply any affiliation, sponsorship, or endorsement by the trademark owner. ©2020 Entegris, Inc. All rights reserved. 12

Appendix 13

14 $ in millions 1Q23 2Q23 3Q23 4Q23 FY2023 1Q24 2Q24 Net Sales $922 $901 $888 $812 $3,524 $771 $813 Adjusted Gross Margin % 44.3% 42.6% 41.4% 42.4% 42.7% 45.6% 46.2% Non-GAAP Operating Expenses $204 $183 $172 $176 $736 $174 $197 Adjusted Operating Income $205 $201 $196 $168 $770 $178 $179 Adjusted Operating Margin 22.2% 22.3% 22.0% 20.7% 21.8% 23.1% 22.0% Adjusted EBITDA $252 $245 $235 $211 $942 $223 $226 Adjusted EBITDA Margin 27.3% 27.2% 26.5% 26.0% 26.7% 29.0% 27.8% Consolidated (as reported) Summary Financials Non-GAAP As a result of displaying amounts in millions, rounding differences may exist in the tables.

15 $ in millions 1Q23 2Q23 3Q23 4Q23 FY2023 1Q24 2Q24 Adjusted Net Sales $778 $766 $756 $765 $3,066 $737 $813 Adjusted Gross Margin % 48.3% 45.6% 44.0% 43.4% 45.3% 46.1% 46.2% Non-GAAP Operating Expenses $198 $177 $166 $174 $715 $172 $197 Adjusted Operating Income $178 $172 $166 $158 $675 $168 $179 Adjusted Operating Margin 22.9% 22.5% 22.0% 20.6% 22.0% 22.8% 22.0% Adjusted EBITDA $218 $215 $206 $200 $840 $213 $226 Adjusted EBITDA Margin 28.1% 28.1% 27.3% 26.2% 27.4% 28.9% 27.8% Consolidated (excluding divestitures)1 Summary Financials Non-GAAP 1.Excludes the impact of divestitures of the Electronic Chemicals ("EC"), QED, and the Pipeline and Industrial Materials ("PIM") businesses and termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables. Excluding Divestitures

16 Segment (as reported) Financials Non-GAAP $ in millions 1Q23 2Q23 3Q23 4Q23 FY2023 1Q24 2Q24 Sales: MS $448 $441 $436 $365 $1,689 $350 $342 MC $269 $284 $286 $288 $1,128 $268 $294 AMH $219 $190 $180 $169 $759 $163 $188 Inter-segment elimination $(14) $(14) $(14) $(10) $(52) $(10) $(12) Total Sales $922 $901 $888 $812 $3,524 $771 $813 Adjusted Segment Profit: MS $80 $76 $73 $61 $290 $75 $71 MC $99 $101 $101 $98 $399 $87 $94 AMH $49 $36 $32 $21 $138 $25 $29 Adjusted Segment Profit Margin: MS 17.9% 17.2% 16.8% 16.7% 17.2% 21.5% 20.7% MC 36.7% 35.5% 35.4% 33.9% 35.3% 32.3% 31.9% AMH 22.6% 18.8% 17.8% 12.2% 18.2% 15.1% 15.4% As a result of displaying amounts in millions, rounding differences may exist in the tables.

17 Segment (excluding divestitures)1 Financials Non-GAAP $ in millions 1Q23 2Q23 3Q23 4Q23 FY2023 1Q24 2Q24 Adjusted Sales: MS $304 $305 $303 $318 $1,231 $316 $342 MC $269 $284 $286 $288 $1,128 $268 $294 AMH $219 $190 $180 $169 $759 $163 $188 Inter-segment elimination $(14) $(14) $(14) $(10) $(52) $(10) $(12) Total Sales $778 $766 $756 $765 $3,066 $737 $813 Adjusted Segment Profit: MS $53 $47 $44 $51 $195 $65 $71 MC $99 $101 $101 $98 $399 $87 $94 AMH $49 $36 $32 $21 $138 $25 $29 Adjusted Segment Profit Margin: MS 17.5% 15.5% 14.5% 15.9% 15.9% 20.5% 20.7% MC 36.7% 35.5% 35.4% 33.9% 35.3% 32.3% 31.9% AMH 22.6% 18.8% 17.8% 12.2% 18.2% 15.1% 15.4% 1.Excludes the impact of divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables. Excluding Divestitures

Reconciliation of Net Sales (as reported) to Adjusted Net Sales Non-GAAP (excluding divestitures)[1]

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24
Net sales	$922.4	$901.0	$888.2	$812.3	$3,523.9	$771.0	$812.7
Divestitures [2]	(144.0)	(135.2)	(132.2)	(46.8)	(458.4)	(33.9)	—
Adjusted net sales Non-GAAP	$778.4	$765.8	$756.0	$765.4	$3,065.6	$737.1	$812.7

Reconciliation of Adjusted Gross Profit (as reported) to Adjusted (excluding divestitures)[1] Gross Profit Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24
Net sales	$922.4	$901.0	$888.2	$812.3	$3,523.9	$771.0	$812.7
Adjusted net sales Non-GAAP [3]	$778.4	$765.8	$756.0	$765.4	$3,065.6	$737.1	$812.7
Gross profit - GAAP	401.7	384.2	367.1	344.7	1,497.6	351.8	375.8
Adjustments to gross profit:							
Restructuring costs [4]	7.4	—	0.8	—	8.2	—	—
Adjusted Gross Profit	$409.1	$384.2	$367.9	$344.7	$1,505.8	$351.8	$375.8
Divestitures [5]	(33.0)	(34.6)	(35.5)	(12.8)	(116.0)	(12.3)	—
Adjusted (excluding divestitures)[1] gross profit	$376.0	$349.5	$332.3	$331.9	$1,389.8	$339.5	$375.8
Gross margin - as a % of net sales	43.5 %	42.6 %	41.3 %	42.4 %	42.5 %	45.6 %	46.2 %
Adjusted gross margin - as a % of net sales	44.3 %	42.6 %	41.4 %	42.4 %	42.7 %	45.6 %	46.2 %
Adjusted (excluding divestitures)[1] gross margin - as a % of adjusted net sales	48.3 %	45.6 %	44.0 %	43.4 %	45.3 %	46.1 %	46.2 %

1.Excludes the impact of divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 2.Adjusted for the full year impact of Net Sales from divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 3. See Reconciliation of Net Sales to Adjusted Net Sales Comparable Non-GAAP within. 4.Restructuring charges resulting from cost-saving initiatives. 5. Adjusted for the full year impact of gross profit from divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables.

Entegris

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Reconciliation of GAAP Operating Expenses (as reported) to Operating Expenses (excluding divestitures)[1] Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24
GAAP Operating Expenses	$388.2	$116.6	$250.0	$243.7	$998.4	$234.2	$ 245.7
Adjustments to operating expenses:							
Goodwill impairment[1]	88.9	—	15.9	10.4	115.2	—	—
Deal and transaction costs[2]	3.0	—	—	—	3.0	—	—
Integration costs: Professional fees[3]	12.0	13.3	6.8	4.6	36.7	2.1	0.1
Severance costs[4]	1.4	1.0	(0.5)	(0.4)	1.5	0.1	0.6
Retention costs[5]	1.3	0.4	—	—	1.7	—	—
Other costs[6]	2.3	3.8	4.0	3.6	13.7	—	—
Restructuring costs[7]	3.9	—	0.4	2.3	6.6	—	—
Loss (gain) from sale of businesses and held-for-sale assets, net[8]	13.6	14.9	—	(4.7)	23.8	(4.9)	0.5
Impairment of long-lived assets[9]	—	—	—	30.5	30.5	13.0	—
Amortization of intangible assets[10]	57.6	54.7	51.2	51.0	214.5	50.2	47.5
Gain on termination of alliance agreement[11]	—	(154.8)	—	(30.0)	(184.8)	—	—
Non-GAAP operating expenses	$204.3	$183.2	$172.1	$176.4	$736.1	$173.7	$196.9
Divestitures[12]	(6.2)	(6.1)	(6.2)	(2.4)	(21.0)	(1.9)	—
Operating Expenses (excluding divestitures)[1] Non-GAAP	$198.0	$177.1	$166.0	$174.0	$715.2	$171.8	$196.9

1.Non-cash impairment charges associated with goodwill. 2.Non-recurring deal and transaction costs associated with the CMC Materials acquisition and completed divestitures. 3.Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. 4. Represent severance charges related to the integration of the CMC Materials acquisition. 5.Represents retention charges related directly to the CMC Materials acquisition and completed divestitures, and are not part of our normal, recurring cash operating expenses. 6.Represents other employee related costs and other costs incurred relating to the CMC Materials acquisition and completed divestitures. These costs arise outside of the ordinary course of our continuing operations. 7. Restructuring charges resulting from cost-saving initiatives 8.Non-recurring net loss (gain) from the sale of certain businesses and held-for-sale assets. 9. Impairment of long-lived assets. 10.Non-cash amortization expense associated with intangibles acquired in acquisitions. 11. Gain on termination of the alliance agreement with MacDermid Enthone. 12. Adjusted for the full year impact of operating expenses from divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables.

Entegris

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Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24
Net sales	$922.4	$901.0	$888.2	$812.3	$3,523.9	$771.0	$812.7
Net (loss) Income	($88.2)	$197.6	$33.2	$38.0	$180.7	$45.3	$67.7
Net (loss) income - as a % of net sales	(9.6%)	21.9%	3.7%	4.7%	5.1%	5.9%	8.3%
Adjustments to net (loss) income:							
Income tax expense (benefit)	21.5	(16.5)	(2.1)	(11.3)	(8.4)	3.5	6.7
Interest expense, net	84.8	78.6	75.6	62.1	301.1	54.4	52.5
Other (income) expense, net	(4.7)	7.7	10.2	12.1	25.4	14.3	3.0
Equity in net loss of affiliates	—	0.1	0.1	0.1	0.4	0.2	0.2
GAAP - Operating income	$13.5	$267.6	$117.1	$101.0	$499.2	$117.6	$130.1
Operating margin - as a % of net sales	1.5 %	29.7 %	13.2 %	12.4 %	14.2 %	15.3 %	16.0 %
Goodwill impairment [1]	88.9	—	15.9	10.4	115.2	—	—
Deal and transaction costs [2]	3.0	—	—	—	3.0	—	—
Integration costs: Professional fees [3]	12.0	13.3	6.8	4.6	36.7	2.1	0.1
Severance costs [4]	1.4	1.0	(0.5)	(0.4)	1.5	0.1	0.6
Retention costs [5]	1.3	0.4	—	—	1.7	—	—
Other costs [6]	2.3	3.8	4.0	3.6	13.7	—	—
Restructuring costs [7]	11.2	—	1.2	2.4	14.8	—	—
Loss (gain) from sale of businesses and held-for-sale assets, net [8]	13.6	14.9	—	(4.7)	23.8	(4.8)	0.5
Impairment of long-lived assets [9]	—	—	—	30.5	30.5	13.0	—
Amortization of intangible assets [10]	57.6	54.7	51.2	51.0	214.5	50.2	47.5
Gain on termination of alliance agreement [11]	—	(154.8)	—	(30.0)	(184.8)	—	—
Adjusted operating income	$204.8	$200.9	$195.7	$168.3	$769.7	$178.1	$178.9
Adjusted operating margin - as a % of net sales	22.2 %	22.3 %	22.0 %	20.7 %	21.8 %	23.1 %	22.0 %
Depreciation	46.8	43.7	39.6	42.6	172.7	45.3	47.4
Adjusted EBITDA	$251.5	$244.6	$235.3	$210.8	$942.4	$223.4	$226.3
Adjusted EBITDA - as a % of net sales	27.3 %	27.2 %	26.5 %	26.0 %	26.7 %	29.0 %	27.8 %

1.Non-cash impairment charges associated with goodwill. 2.Non-recurring deal and transaction costs associated with the CMC Materials acquisition and completed divestitures. 3.Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. 4. Represent severance charges related to the integration of the CMC Materials acquisition. 5.Represents retention charges related directly to the CMC Materials acquisition and completed divestitures, and are not part of our normal, recurring cash operating expenses. 6. Represents other employee related costs and other costs incurred relating to the CMC Materials acquisition and completed divestitures. These costs arise outside of the ordinary course of our continuing operations. 7. Restructuring charges resulting from cost-saving initiatives 8.Non-recurring net loss (gain) from the sale of certain businesses and held-for-sale assets. 9. Impairment of long-lived assets. 10.Non-cash amortization expense associated with intangibles acquired in acquisitions. 11.Gain on termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables.

20

Reconciliation of Adjusted Operating Income (as reported) to Adjusted Operating Income (excluding divestitures)[1] Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24
Adjusted (excluding divestitures)[1] Net Sales [2]	$778.4	$765.8	$756.0	$765.4	$3,065.6	$737.1	$812.7
Adjusted Operating Income [3]	204.8	200.9	195.7	168.3	769.7	178.1	178.9
Divestitures [4]	(26.8)	(28.5)	(29.3)	(10.4)	(95.0)	(10.4)	—
Adjusted (excluding divestitures)[1] Operating Income	$178.0	$172.4	$166.4	$157.9	$674.7	$167.7	178.9
Adjusted (excluding divestitures)[1] Operating Income - as a % of net sales	22.9%	22.5%	22.0%	20.6%	22.0%	22.8%	22.0%

Reconciliation of Adjusted EBITDA (as reported) to Adjusted EBITDA (excluding divestitures)[1] Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24
Adjusted (excluding divestitures)[1] Net Sales[2]	$778.4	$765.8	$756.0	$765.4	$3,065.6	$737.1	$812.7
Adjusted EBITDA	251.5	244.6	235.3	210.8	942.4	223.4	226.3
Divestitures [5]	(33.2)	(29.6)	(29.2)	(10.4)	(102.4)	(10.4)	—
Adjusted (excluding divestitures)[1] EBITDA	$218.4	$215.0	$206.2	$200.4	$840.0	$213.1	$226.3
Adjusted (excluding divestitures)[1] EBITDA - as a % of net sales	28.1%	28.1%	27.3%	26.2%	27.4%	28.9%	27.8%

1.Excludes the impact of divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 2. See Reconciliation of Net Sales to Adjusted Net Sales Comparable Non-GAAP within. 3. See Reconciliation of GAAP Net Income to Adjusted Operating Income within. 4. Adjusted for the full year impact of operating income from divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 5. Adjusted for the full year impact of EBITDA from divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables.

Entegris

21

Reconciliation of Segment Sales (as reported) to Segment Sales (excluding divestitures)[1] Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24
Net Sales:							
MS Segment Net Sales	$448.3	$440.6	$435.5	$365.0	$1,689.5	$350.0	$342.3
Adjusted (excluding divestitures)[1] Net Sales	(144.0)	(135.2)	(132.2)	(46.8)	(458.4)	(33.9)	—
MS Segment (excluding divestitures)[1] Adjusted Net Sales	$304.3	$305.4	$303.3	$318.1	$1,231.1	$316.1	$342.3

Reconciliation of MS Segment Profit (as reported) to Adjusted MS Segment Profit (excluding divestitures)[1] Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24
MS segment (loss) profit	($29.5)	$215.7	$57.0	$53.2	$296.4	$67.1	$70.3
Restructuring costs [2]	7.1	—	0.5	1.6	9.2	—	—
Loss (gain) from the sale of businesses and held-for-sale assets, net [3]	13.6	14.9	—	(4.7)	23.8	(4.8)	0.5
Goodwill impairment [4]	88.9	—	15.9	10.4	115.2	—	—
Gain on termination of alliance agreement[5]	—	(154.8)	—	(30.0)	(184.8)	—	—
Impairment of long-lived assets[6]	—	—	—	30.5	30.5	13.0	—
MS adjusted segment profit	$80.1	$75.9	$73.4	$61.0	$290.4	$75.2	$70.8
Divestitures [7]	(26.8)	(28.5)	(29.3)	(10.4)	(95.0)	(10.4)	—
Adjusted MS Segment Profit (excluding divestitures)[1]	$53.3	$47.4	$44.0	$50.6	$195.4	$64.9	$70.8

1.Excludes the impact of divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 2. Restructuring charges resulting from cost-saving initiatives. 3.Non-recurring loss from the sale of certain business and asset held-for-sale assets, net. 4.Non-cash impairment charges associated with goodwill. 5. Gain on termination of the alliance agreement with MacDermid Enthone. 6.Impairment of long-lived assets. 7. Adjusted for the full year impact of segment profit from divestitures of the the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables.

Entegris

22

Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share

$ in millions, except per share data	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24
GAAP net (loss) income	($88.2)	$197.6	$33.2	$38.0	$180.7	$45.3	$67.7
Adjustments to net (loss) income:							
Goodwill impairment [1]	88.9	—	15.9	10.4	115.2	—	—
Deal and transaction costs [2]	3.0	—	—	—	3.0	—	—
Integration costs: Professional fees [3]	12.0	13.3	6.8	4.6	36.7	2.1	0.1
Severance costs [4]	1.4	1.0	(0.5)	(0.4)	1.5	0.1	0.6
Retention costs [5]	1.3	0.4	—	—	1.7	—	—
Other costs [6]	2.4	3.7	4.0	3.6	13.7	—	—
Restructuring costs [7]	11.2	—	1.2	2.3	14.7	—	—
Loss (gain) from the sale of businesses and held-for-sale assets, net [8]	13.6	14.9	—	(4.7)	23.8	(4.8)	0.5
Impairment on long-lived assets [9]	—	—	—	30.5	30.5	13.0	—
Amortization of intangible assets [10]	57.6	54.7	51.2	51.0	214.5	50.2	47.5
Loss on extinguishment of debt and modification [11]	3.9	4.5	4.5	17.0	29.9	11.6	0.8
Infineum termination fee, net [12]	(10.9)	—	—	—	(10.9)	—	—
Gain on sale of termination of alliance agreement [13]	—	(154.8)	—	(30.0)	(184.8)	—	—
Tax effect of adjustments to net (loss) income and discrete items [14]	1.6	(35.8)	(12.8)	(24.3)	(71.3)	(13.5)	(10.2)
Non-GAAP net income	$97.8	$99.6	$103.6	$97.9	$398.9	$103.8	$107.1
Diluted (loss) earnings per common share	($0.59)	$1.31	$0.22	$0.25	$1.20	$0.30	$0.45
Effect of adjustments to net (loss) income	$1.24	($0.65)	$0.46	$0.39	$1.45	$0.39	$0.26
Diluted non-GAAP earnings per common share	$0.65	$0.66	$0.68	$0.65	$2.64	$0.68	$0.71
Weighted average diluted shares outstanding	149.4	150.8	151.2	151.3	150.9	151.7	151.8
Effect of adjustment to diluted weighted average shares outstanding	1.0	—	—	—	—	—	—
Diluted non-GAAP weighted average shares outstanding	150.4	150.8	151.2	151.3	150.9	151.7	151.8

1.Non-cash impairment charges associated with goodwill. 2.Non-recurring deal and transaction costs associated with the CMC Materials acquisition and completed divestitures. 3. Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. 4.Represent severance charges related to the integration of the CMC Materials acquisition. 5. Represents retention charges related directly to the CMC Materials acquisition and completed divestitures, and are not part of our normal, recurring cash operating expenses. 6. Represents other employee related costs and other costs incurred relating to the CMC Materials acquisition and completed divestitures. These costs arise outside of the ordinary course of our continuing operations. 7. Restructuring charges resulting from cost-saving initiatives. 8. Non-recurring net loss (gain) from the sale of certain businesses and held-for-sale assets. 9. Impairment of long-lived assets. 10. Non-cash amortization expense associated with intangibles acquired in acquisitions. 11.Non-recurring loss on extinguishment of debt and modification of our Credit Agreement. 12.Non-recurring gain from the Infineum termination fee. 13.Gain on termination of the alliance agreement with MacDermid Enthone. 14. The tax effect of pre-tax adjustments to net (loss) income was calculated using the applicable marginal tax rate for each respective year. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

23

Entegris

24 $ in millions Third Quarter Outlook Reconciliation GAAP net income to non-GAAP net income: September 28, 2024 GAAP net income $78 - $85 Adjustments to net income: Deal, transaction and integration costs — Amortization of intangible assets 47 Income tax effect (11) Non-GAAP net income $114 - $121 Third Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share: September 28, 2024 Diluted earnings per common share $0.51 - $0.56 Adjustments to diluted earnings per common share: Deal, transaction and integration costs — Amortization of intangible assets 0.31 Income tax effect (0.07) Diluted non-GAAP earnings per common share $0.75 - $0.80 $ in millions Third Quarter Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses: September 28, 2024 GAAP operating expenses $238 - $242 Adjustments to net income: Deal, transaction and integration costs $ — Amortization of intangible assets 47 Non-GAAP operating expenses $191 - $195 Reconciliation of GAAP Outlook to Non-GAAP Outlook* * As a result of displaying amounts in millions, rounding differences may exist in the tables.

25 Reconciliation of GAAP Outlook to Non-GAAP Outlook* (continued) $ in millions Third Quarter Outlook Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin September 28, 2024 Net sales $820 - $840 GAAP - Operating income $139 - $153 Operating margin - as a % of net sales 17.0% - 18.2% Deal, transaction and integration costs — Amortization of intangible assets 47 Adjusted operating income $187 - $201 Adjusted operating margin - as a % of net sales 22.7% - 23.9% Depreciation 47 Adjusted EBITDA $234 - $248 Adjusted EBITDA - as a % of net sales 28.5% - 29.5% * As a result of displaying amounts in millions, rounding differences may exist in the tables.